Exhibit 10.47


                                  June 1, 2002

Cornell Capital Partners, L.P.
101 Hudson Street, Suite 3606
Jersey City, New Jersey 07302


       RE:  CELERITY SYSTEMS, INC. (THE "COMPANY")
                                         -------

Gentlemen:

      This letter will set forth our respective agreement regarding the all Convertible Debentures (the "Debentures") held by Cornel Capital Partners, L.P. ("Cornell") issued by the Company. For valuable consideration, Cornell hereby agrees as follows:

      During the period in which Cornell beneficially owns any Debentures, Cornell agrees that it shall not convert Debentures in an amount that would result in Cornell being deemed an "affiliate" under Rule 144 promulgated under the Securities Act of 1933, as amended.

      This letter may be executed in any number of counterparts, all of which shall be deemed an original, and both of which shall constitute one and the same instrument. This letter shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of this letter. In the event of any litigation arising hereunder, the prevailing party or parties shall be entitled to recover its reasonable attorneys' fees and court costs from the other party or parties, including the costs of bringing such litigation and collecting upon any judgments. This letter shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, trustees, successors and assigns.

      If the foregoing correctly sets forth the terms of our agreement, please sign this letter on the line provided below, whereupon it will constitute a binding agreement between us.

                                          Very truly yours,

                                          Celerity Systems, Inc.


                                          By: /s/ Kenneth D. Van Meter
                                              ---------------------------
                                          Name: Kenneth D. Van Meter
                                                -------------------------
                                          Title:
                                                -------------------------


Agreed and accepted on
June ___, 2002:


CORNELL CAPITAL PARTNERS, L.P.


By: /s/ Mark Angelo
    ---------------------------
Name: Mark Angelo
      -------------------------
Title:
      -------------------------